NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

COMMON STOCK PURCHASE WARRANT

To Purchase Up To _______________ Shares of the Common Stock of

Quantum Fuel Systems Technologies Worldwide, Inc.

THIS IS TO CERTIFY THAT _______________, or registered assigns (the "Holder"), is entitled, during the Exercise Period (as hereinafter defined), to purchase from Quantum Fuel Systems Technologies Worldwide, Inc, a Delaware corporation (the "Company"), the Warrant Stock (as hereinafter defined), in whole or in part, at the Exercise Price (as defined below) then in effect, all on and subject to the terms and conditions hereinafter set forth.

    Definitions. As used in this Warrant, the following terms have the respective meanings set forth below:

    "Affiliate" means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 144.

    "Aggregate Exercise Price" means, with respect to a particular exercise, an amount equal to (i) the number of shares of Common Stock being purchased upon such exercise of this Warrant pursuant to Section 2.1, multiplied by (ii) the Exercise Price in effect at the time of such exercise.

    "Appraised Value" means, in respect of any share of Common Stock on any date herein specified, the fair saleable value of such share of Common Stock (determined with giving effect to the discount for (i) a minority interest or (ii) any lack of liquidity of the Common Stock or to the fact that the Company may have no class of equity registered under the Exchange Act) as of the last day of the most recent fiscal month ending prior to such date specified, based on the value of the Company on a fully-diluted basis, as determined by a nationally recognized investment banking firm selected by the Company's Board of Directors and having no prior relationship with the Company.

    "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other government actions to close.

    "Change of Control" means the occurrence of any of the following in one or a series of related transactions: (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) under the Exchange Act) of more than one half of the voting rights or equity interests in the Company; (ii) a replacement of more than one half of the members of the Company's board of directors that is not approved by those individuals who are members of the board of directors on the date hereof (or other directors previously approved by such individuals); (iii) a merger or consolidation of the Company into a non-Public company, or a sale of more than one half of the assets of the Company in one or a series of related transactions, unless following such transaction or series of transactions, the holders of the Company's securities prior to the first such transaction continue to hold at least 50 % of the voting rights and equity interests in the surviving entity or acquirer of such assets; (iv) a recapitalization, reorganization or other transaction involving the Company or any Subsidiary that constitutes or results in a transfer of more than one half of the voting rights or equity interests in the Company; (v) consummation of a "Rule 13e-3 transaction" as defined in Rule 13e-3 under the Exchange Act with respect to the Company.

    "Closing Date" means __________, 2011.

    "Commission" means the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

    "Common Stock" means (except where the context otherwise indicates) the Common Stock, $0.02 par value per share, of the Company as constituted on the Closing Date, and any capital stock into which such Common Stock may thereafter be changed or converted, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is also not preferred as to dividends or assets on liquidation over any other class of stock of the Company and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 4.

    "Current Market Price" means, in respect of any share of Common Stock on any date herein specified,

    (1) if there shall not then be a public market for the Common Stock, the higher of

    (a) the book value per share of Common Stock at such date, and

    (b) the Appraised Value per share of Common Stock at such date,

    or

    (2) if there shall then be a public market for the Common Stock, the average of the daily market prices for the five (5) consecutive Trading Days immediately before such date. The daily market price for each such Trading Day shall be (i) the closing bid price on such day on the OTC Bulletin Board or principal stock exchange (including, without limitation, Nasdaq) on which such Common Stock is then listed or admitted to trading, or quoted, as applicable, (ii) if no sale takes place on such day on the OTC Bulletin Board or any such exchange, the last reported closing bid price on such day as officially quoted on the OTC Bulletin Board or any such exchange (including Nasdaq), (iii) if the Common Stock is not then listed or admitted to trading on the OTC Bulletin Board or any such exchange, the last reported closing bid price on such day in the over-the-counter market, as furnished by the National Association of Securities Dealers Automatic Quotation System or the National Quotation Bureau, Inc., (iv) if neither such corporation at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or (v) if there is no such firm, as furnished by any member of FINRA selected mutually by the holder of this Warrant and the Company or, if they cannot agree upon such selection, as selected by two such members of FINRA, one of which shall be selected by the holder of this Warrant and one of which shall be selected by the Company.

    "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

    "Exercise Period" means the period during which this Warrant is exercisable pursuant to Section 2.1.

    "Exercise Price" means, in respect of a share of Common Stock, $_____, subject to adjustment pursuant to the terms of this Warrant.

    "Expiration Date" means ___________, 2016.

    "FINRA" means the Financial Industry Regulatory Authority, Inc., or any successor corporation thereto.

    "Other Property" has the meaning set forth in Section 4.

    "Person" means any individual, sole proprietorship, partnership, joint venture, trust, incorporated organization, association, corporation, limited liability company, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

    "Purchase Agreement" means that certain Securities Purchase Agreement dated as of the January ___, 2011, by and between the Company and the original holder of this Warrant, pursuant to which this Warrant was originally issued.

    "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

    "Trading Day" means any day on which the primary market on which shares of Common Stock are listed is open for trading.

    "Warrants" means this Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

    "Warrant Stock" means up to __________ shares of Common Stock to be purchased upon the exercise hereof, subject to adjustment as provided herein.

    Exercise of Warrant.

      Manner of Exercise. From and after the first Business Day following the six month anniversary of the Closing Date, and until 5:00 P.M., New York time, on the Expiration Date (the "Exercise Period"), the Holder may, from time to time, exercise this Warrant, on any Business Day, for all or any part of the number of shares of Warrant Stock purchasable hereunder, subject to the terms and conditions of this Warrant.

      In order to exercise this Warrant, in whole or in part, the Holder shall deliver to the Company (whether via facsimile or otherwise) at its principal executive office or at the office or agency designated by the Company as provided herein, a written notice, in the form attached hereto as Exhibit A (the "Exercise Notice"), of the Holder's election to exercise this Warrant, which shall specify the number of shares of Warrant Stock to be purchased. Within one (1) Trading Day following an exercise of this Warrant as aforesaid, the Holder shall deliver payment to the Company of the Aggregate Exercise Price with respect to the number of shares of Warrant Stock specified in such Exercise Notice as et forth in the immediately following paragraph. The Holder shall not be required to deliver the original of this Warrant in order to effect an exercise hereunder. Execution and delivery of an Exercise Notice with respect to less than all of the shares of Warrant Stock shall have the same effect as cancellation of the original of this Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of shares of Warrant Stock. Execution and delivery of an Exercise Notice for all of the then-remaining shares of Warrant Stock shall have the same effect as cancellation of the original of this Warrant after delivery of the shares of Warrant Stock in accordance with the terms hereof. Each Exercise Notice shall be irrevocable and executed by the Holder or its agent or attorney.

      Upon receipt of each Exercise Notice, the Company shall, as promptly as reasonably practicable but in no event later than three (3) Trading Days following receipt of the applicable Exercise Notice (provided that the applicable Aggregate Exercise Price has been delivered by the Holder to the Company by such third (3rd) Trading Day), (x) provided that the Transfer Agent is participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program and no legend is required to be placed on the shares of Warrant Stock subject to the applicable Exercise Notice under Section 9.8 of the Purchase Agreement, upon the request of the Holder, credit such aggregate number of shares of Warrant Stock to which the Holder is entitled pursuant to such exercise to the Holder's or its designee's balance account with DTC through its Deposit/Withdrawal at Custodian system, or (y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program or a legend is required to be placed on the shares of Warrant Stock subject to the applicable Exercise Notice under Section 9.8 of the Purchase Agreement, execute or cause to be executed and deliver or cause to be delivered to the Holder a certificate or certificates representing the aggregate number of full shares of Warrant Stock issuable upon such exercise, in each case, together with cash in lieu of any fraction of a share as hereinafter provided. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the Holder shall reasonably request in the applicable Exercise Notice and shall be registered in the name of the Holder or if permitted pursuant to the terms of this Warrant such other name as shall be designated in such Exercise Notice. The shares of Warrant Stock specified in a particular Exercise Notice shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a Holder of record of such shares for all corporate law purposes, as of the date when the Aggregate Exercise Price therefor, is received by the Company as described above. If this Warrant shall have been exercised in part, the Company shall, if requested by the Holder, at the time of delivery of the certificate or certificates representing Warrant Stock, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or at the request of the Holder, appropriate notation may be made on this Warrant and the same returned to the Holder.

      Payment of the applicable Aggregate Exercise Price may be made at the option of the Holder by: (i) certified or official bank check payable to the order of the Company, (ii) wire transfer of immediately available funds to the account of the Company; or (iii) in accordance with Section 5 below. All shares of Common Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued and, upon payment of the Aggregate Exercise Price therefor, shall be fully paid and nonassessable and not subject to any preemptive rights.

      Fractional Shares. The Company shall not be required to issue a fractional share of Common Stock upon any exercise of this Warrant. As to any fraction of a share which the Holder of one or more Warrants, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay an amount in cash equal to the Current Market Price per share of Common Stock on the date of exercise multiplied by such fraction.

      Restrictions on Exercise Amount. Notwithstanding anything to the contrary contained in this Warrant, this Warrant shall not be exercisable by the Holder hereof to the extent (but only to the extent) that the Holder or any of its affiliates would beneficially own in excess of  4.9% (the "Maximum Percentage") of the Common Stock. To the extent the above limitation applies, the determination of whether this Warrant shall be exercisable (vis-à-vis other convertible, exercisable or exchangeable securities owned by the Holder or any of its affiliates) and of which such securities shall be exercisable (as among all such securities owned by the Holder) shall, subject to such Maximum Percentage limitation, be determined on the basis of the first submission to the Company for conversion, exercise or exchange (as the case may be). No prior inability to exercise this Warrant pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability. For the purposes of this paragraph, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. The provisions of this paragraph shall be implemented in a manner otherwise than in strict conformity with the terms of this paragraph to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Maximum Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Maximum Percentage limitation. The limitations contained in this paragraph shall apply to a successor Holder of this Warrant. The holders of Common Stock shall be third party beneficiaries of this paragraph and the Company may not waive this paragraph without the consent of holders of a majority of its Common Stock. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Business Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding, including by virtue of any prior conversion or exercise of convertible or exercisable securities into Common Stock.

    Transfer, Division and Combination.

      Transfer. Subject to compliance with any applicable securities laws and the conditions set forth in Section 3.7 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto as Exhibit B executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of shares of Warrant Stock without having a new Warrant issued.

      Restrictive Legends. Each certificate for Warrant Stock initially issued upon the exercise of this Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, shall bear the legend set forth in Section 9.8 of the Purchase Agreement unless such legend is not required by the terms of such section.

      [INTENTIONALLY OMITTED]

      Division and Combination; Expenses; Books. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 3.1 as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. The Company shall prepare, issue and deliver at Holder's expense the new Warrant or Warrants under this Section 3. The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants.

      In addition to any other rights available to a Holder, if the Company fails to deliver to the Holder a certificate representing shares of Warrant Stock by the third Trading Day after exercise of this Warrant in full compliance with Section 2.1, and if after such third Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the shares of Warrant Stock that the Holder anticipated receiving from the Company, then the Company shall, within three Trading Days after the Holder's request and in the Holder's discretion, either (i) pay cash to the Holder in an amount equal to the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the "Buy-In Price"), at which point the Company's obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Price on the date of the event giving rise to the Company's obligation to deliver such certificate.

      The Company's obligations to issue and deliver shares of Warrant Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of shares of Warrant Stock. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

      Charges, Taxes and Expenses. Issuance and delivery of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for shares of Warrant Stock or Warrants in a name other than that of the Holder or an Affiliate thereof. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving shares of Warrant Stock upon exercise hereof.

      Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter substantially in form of Exhibit C attached hereto and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act.

    Adjustments. The number of shares of Common Stock for which this Warrant is exercisable, and the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4.

      Stock Dividends, Subdivisions and Combinations. If at any time while this Warrant is outstanding the Company shall:

      (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock;

      (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock; or

      (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then:

      (1) the number of shares of Common Stock acquirable upon exercise of this Warrant immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock that would have been acquirable under this Warrant immediately prior to the record date for such dividend or distribution or the effective date of such subdivision or combination would own or be entitled to receive after such record date for such dividend or distribution or the effective date of such subdivision or combination, as applicable, and

      (2) the Exercise Price then in effect shall be adjusted to equal:

      (A) the Exercise Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision or combination, multiplied by the number of shares of Common Stock into which this Warrant is exercisable immediately prior to the adjustment, divided by

      (B) the number of shares of Common Stock into which this Warrant is exercisable immediately after such adjustment.

      Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clauses (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

      Certain Other Distributions. If at any time while this Warrant is outstanding the Company shall cause all of the holders of its Common Stock to be entitled to receive any dividend or other distribution of:

      (i) cash,

      (ii) any evidences of its indebtedness, any shares of stock of any class or any other securities or property or assets of any nature whatsoever (other than cash or additional shares of Common Stock as provided in Section 4.1 hereof), or

      (iii) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property or assets of any nature whatsoever (in each case set forth in subparagraphs 4.2(i), 4.2(ii) and 4.2(iii) hereof, the "Distributed Property"), then upon any exercise of this Warrant that occurs after the record date for such dividend or other distribution, the holder of this Warrant shall be entitled to receive, in addition to the shares of Warrant Stock, the Distributed Property that such holder would have been entitled to receive in respect of such number of shares of Warrant Stock had the holder been the record holder of such shares of Warrant Stock as of such record date. Such distribution shall be made whenever any such exercise is made. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Corporation to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4.2 and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4.1.

      Other Provisions Applicable to Adjustments. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock into which this Warrant is exercisable and the Exercise Price adjustment provided for in Section 4:

        When Adjustments to Be Made. The adjustments required by Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 4.1) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than 1% of the shares of Common Stock into which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

        Fractional Interests. In computing adjustments under this Section 4, fractional interests in Common Stock shall be taken into account to the nearest 1/100th of a share.

        When Adjustment Not Required. If the Company undertakes a transaction contemplated under this Section 4 and as a result takes a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights or other benefits contemplated under this Section 4 and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights or other benefits contemplated under this Section 4, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

        Escrow of Stock. If after any property becomes distributable pursuant to Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, a holder of this Warrant exercises the Warrant during such time, then such holder shall continue to be entitled to receive any shares of Common Stock issuable upon exercise hereunder by reason of such adjustment and such shares or other property shall be held in escrow for the holder of this Warrant by the Company to be issued to holder of this Warrant upon and to the extent that the event actually takes place. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be canceled by the Company and escrowed property returned to the Company.

      Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets.

        If there shall occur a Change of Control and, pursuant to the terms of such Change of Control, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder of this Warrant shall have the right thereafter for the balance of the Exercise Period to receive, upon the exercise of the Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and the Other Property receivable upon or as a result of such Change of Control by a holder of the number of shares of Common Stock into which this Warrant is exercisable immediately prior to such event.

        In case of any such Change of Control described above, the resulting, successor or acquiring entity (if not the Company) and, if an entity different from the successor or acquiring entity, the entity whose capital stock or assets the holders of the Common Stock are entitled to receive as a result of such Change of Control, shall assume by written instrument all of the obligations of this Warrant and the Transaction Documents (as defined in the Purchase Agreement), subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of the Common Stock into which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in Section 4. For purposes of Section 4, common stock of the successor or acquiring corporation shall include stock of such corporation of any class which is not preferred as to dividends or assets on liquidation over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4 shall similarly apply to successive Change of Control transactions. Notwithstanding the rights set forth in this Section 4.4, if any Change of Control constitutes or results in (a) a "going private" transaction as defined in Rule 13e-3 under the Exchange Act, or (b) an acquisition primarily for cash, or (c) an acquisition, merger or sale with or into a Person not traded on the Nasdaq, American Stock Exchange or the New York Stock Exchange, then the Company (or any such successor or surviving entity) will redeem this Warrant from the Holder for a purchase price, payable in cash on the closing date of such transaction, equal to the Black Scholes value of the remaining unexercised portion of this Warrant on the closing date of such transaction, unless the Holder gives the Company written notice rejecting the redemption within 10 days of the date the Company gives the Holder written notice of the Holder's right of redemption.

      Stock Transfer Taxes. The issue of stock certificates upon exercise of this Warrant shall be made without charge to the holder for any tax in respect of such issue. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares in any name other than that of the holder of this Warrant, and the Company shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

      [INTENTIONALLY OMITTED]

      Calculations. All calculations under this Section 4 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

      Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 4, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of shares of Warrant Stock or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. The Company will promptly deliver a copy of each such certificate to the Holder within 10 Trading Days of the occurrence of such adjustment.

      Notice of Corporate Events. If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Change of Control or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least 20 calendar days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

    Payment of Exercise Price. If at the time the Holder exercises this Warrant in accordance with the provisions of Section 2.1 there is not an effective registration statement covering the resale of the shares of Common Stock issuable upon such exercise (or the prospectus contained therein is not available for use), then the Holder, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the applicable Aggregate Exercise Price, elect instead to receive upon such exercise the that number of shares of Warrant Stock computed using the following formula:

X = Y [(A-B)/A]
where:
X = the number of shares of Warrant Stock to be issued to the Holder.

Y = the number of shares of Warrant Stock with respect to which this Warrant is being exercised.

A = the arithmetic average of the VWAP for the five Trading Days immediately prior to (but not including) the date of the applicable Exercise Notice.

B = the Exercise Price then in effect.

  For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the shares of Warrant Stock issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the shares of Warrant Stock shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Purchase Agreement.

  No Rights as Stockholder. This Warrant does not entitle the Holder to any voting or other rights as a stockholder of the Company under applicable corporate law prior to exercise and payment of the Aggregate Exercise Price in accordance with the terms hereof with respect to the applicable number of shares of Common Stock subject to the applicable exercise.

  Reservation and Authorization of Common Stock. From and after the Closing Date, the Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants.

  Taking of Record; Stock and Warrant Transfer Books. In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day.

  The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

  [INTENTIONALLY OMITTED]

  Loss or Mutilation. Upon receipt by the Company from the Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity or security reasonably satisfactory to it and reimbursement to the Company of all reasonable expenses incidental thereto and in case of mutilation upon surrender and cancellation hereof, the Company, at Holder's cost, will execute and deliver in lieu hereof a new Warrant of like tenor to the Holder; provided, however, that in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

  Office of the Company. As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency (which may be the principal executive offices of the Company) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant.

  Miscellaneous.

      Nonwaiver. No course of dealing or any delay or failure to exercise any right or obligation hereunder on the part of the Holder or the Company shall operate as a waiver of such right or obligation, unless the same shall be in writing signed by the Holder or the Company.

      Notice Generally. All notices, requests, demands or other communications provided for herein shall be in writing and shall be given in the manner and to the addresses set forth in the Purchase Agreement.

      Successors and Assigns. Subject to compliance with the provisions of Section 3.1, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of the Holder. The provisions of this Warrant are intended to be for the benefit of all holders from time to time of this Warrant, and shall be enforceable by any such holder.

      Amendment. This Warrant may be modified or amended or the provisions of this Warrant waived with the written consent of both the Company and the Holder.

      Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant

      Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

      Governing Law. all questions concerning the construction, validity, enforcement and interpretation of this warrant shall be governed by and construed and enforced in accordance with the laws of the state of new york. each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the city of new york, borough of manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the transaction documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. the company hereby waives all rights to a trial by jury.

      Entire Agreement. This Warrant, together with the Purchase Agreement which this Warrant is subject to and pursuant to which it is given, constitute the entire agreement between the Company and Holder solely with respect to the subject matter hereof and supersedes any and all other prior or contemporaneous agreements, either oral or written, between the Company and Holder solely with respect to such subject matter; provided, however, (i) the foregoing shall not have any effect on any agreements the Holder has entered into with the Company or any of its Subsidiaries (as defined in the Purchase Agreement) prior to the date of the Purchase Agreement with respect to any prior investment made by the Holder in the Company and (ii) nothing contained in this Warrant or any other Transaction Document shall (or shall be deemed to) waive, alter, modify or amend in any respect any obligations of the Company or any of its Subsidiaries or any rights of or benefits to the Holder or any other Person in any agreement entered into prior to the date of the Purchase Agreement between or among the Company and/or any of its Subsidiaries and the Holder and all such agreements shall continue in full force and effect.

      Noncircumvention. The Company hereby covenants and agrees that the Company will not, by amendment of its charter, bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect and (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant.

[Signature appears on following page.]

IN WITNESS WHEREOF, Quantum Fuel Systems Technologies Worldwide, Inc. has caused this Warrant to be executed by its duly authorized officer and attested by its Secretary or other designated officer.

Dated: ___________, 2011

Quantum Fuel Systems Technologies Worldwide, Inc.

By:

Name:

Title:

EXHIBIT A

EXERCISE NOTICE

[To be executed only upon exercise of Warrant]

The undersigned hereby elects to exercise its right to purchase __________shares of the Common Stock of Quantum Fuel Systems Technologies Worldwide, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

____________________________________

(Name)

____________________________________

____________________________________

____________________________________

(Address)

[and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.]

3. The Holder intends that payment of the Exercise Price shall be made as (check one):

____ "Cash Exercise" under Section 5

____ "Cashless Exercise" under Section 5

(Name of Registered Owner)

(Signature of Registered Owner)

(Street Address)

(State) (Zip Code)

Dated:______________________________

NOTICE: The signature on this subscription must correspond with the name as written upon the face of the Warrant in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT B

ASSIGNMENT FORM

FOR VALUE RECEIVED the undersigned registered owner of this Warrant for the purchase of shares of common stock of Quantum Fuel Systems Technologies Worldwide, Inc. hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of common stock set forth below:

(Name and Address of Assignee)

(Number of Shares of Common Stock)

and does hereby irrevocably constitute and appoint _____________________ attorney-in-fact to register such transfer on the books of the Company, maintained for the purpose, with full power of substitution in the premises.

Dated:

(Print Name and Title)

(Signature)

(Witness)

NOTICE: The signature on this assignment must correspond with the name as written upon the face of the Warrant in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT C

FORM OF INVESTMENT REPRESENTATION LETTER

In connection with the acquisition of warrants (the "Warrants") to purchase _________ shares of common stock of Quantum Fuel Systems Technologies Worldwide, Inc. (the "Company"), par value $0.02 per share (the "Common Stock"), by _______________________ (the "Holder") from ________________, the Holder hereby represents and warrants to the Company as follows:

The Holder (i) is an "Accredited Investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"); and (ii) has the ability to bear the economic risks of such Holder's prospective investment, including a complete loss of Holder's investment in the Warrants and the shares of Common Stock issuable upon the exercise thereof (collectively, the "Securities").

The Holder, by acceptance of the Warrants, represents and warrants to the Company that the Warrants and all securities acquired upon any and all exercises of the Warrants are purchased for the Holder's own account, and not with view to distribution of either the Warrants or any securities purchasable upon exercise thereof in violation of applicable securities laws.

The Holder acknowledges that (i) the Securities have not been registered under the Act, (ii) the Securities are "restricted securities" and the certificate(s) representing the Securities shall, if required, bear the legend set forth in Section 9.8 of the Purchase Agreement and may only be removed in accordance with the provisions of such section.

IN WITNESS WHEREOF, the Holder has caused this Investment Representation Letter to be executed this ___ day of _______________, 20__.

[Name]

By:

Name:

Title: